ENHANCED INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/02/03	MBNA Corporation

Shares            Price         Amount
900,000	          $99.87  	$898,830

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.40        N/A	.36%	          6.00%

Broker
BA Securities Incorporated

Underwriters of MBNA Corporation

Underwriters*     	                Principal Amount
Total				            $250,000,000

*Underwriters and principal amounts were not available at time of filing.

========

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/10/03	General Electric Capital Corporation

Shares            Price         Amount
1,937,000         $100.00  	$1,937,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25        N/A	.11%	          0.11%

Broker
Barclays Capital Inc.

Underwriters of General Electric Capital Corporation

Underwriters*     	                Principal Amount
Total				            $1,750,000

*Underwriters and principal amounts were not available at time of filing.

========

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/24/03	Florida Power and Light Group

Shares            Price         Amount
1,000,000	  $100.00  	$1,000,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	0.25%	          0.25%

Broker
Salomon Brothers, Inc.

Underwriters of Florida Power and Light Group

Underwriters     	                Principal Amount
Banc of America Securities LLC      $80,000,000
Citigroup Global Markets, Inc.	     80,000,000
J.P. Morgan Securities, Inc.         80,000,000
Wachovia Capital Markets LLC	     80,000,000
Banc One Capital Markets, Inc.       20,000,000
Barclays Capital, Inc.               20,000,000
The Royal Bank of Scotland PLC       20,000,000
Scotia Capital (USA), Inc.	     20,000,000
                                   ------------
Total                              $400,000,000

=======

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/27/03	Washington Mutual Inc.

Shares            Price         Amount
1,850,000	  $100.00  	$1,850,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.15       N/A 	0.46%	          0.46%

Broker
Morgan Stanley and Company

Underwriters of Washington Mutual Inc.


Underwriters     	                Principal Amount
Citigroup Global Markets, Inc.	         133,333,000
J.P. Morgan Securities, Inc.             133,333,000
Morgan Stanley & Co. Incorporated        133,334,000
                                        ------------
Total                                   $400,000,000

=====

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust
		Ser. 2003-B, A3

Principal Amount	       Price		Amount
$700,000	   		$100.00		$700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.22       N/A 	       0.23%	          0.23%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust
		Ser. 2003-B, A3

Underwriters     	                     Principal Amount
Lehman Brothers Inc.			      $122,000,000
Wachovia Capital Markets, LLC		       122,000,000
Citigroup Global Capital Markets Inc.	        15,250,000
Credit Suisse First Boston LLC		        15,250,000
Deutsche Bank Securities Inc.		        15,250,000
J.P. Morgan Securities Inc.		        15,250,000
                                            ----------------
Total                                         $305,000,000

=======

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/03	Morgan Stanley

Principal Amount	       Price		Amount
$600,000	   		$100.00		$600,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.15       N/A 	 0.08%	          0.08%

Broker
Morgan Stanley and Company

Underwriters of Morgan Stanley

Underwriters*     	                Principal Amount
Total				            $750,000,000

*Underwriters and principal amounts were not available at time of filing.

=======

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04	Southern California Edison Company Series 2004C

Principal Amount	       Price		Amount
$1,350,000	   		$100.00		$1,350,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	 0.90%	          0.90%

Broker
Salomon Brothers Inc. New York

Underwriters of Southern California Edison Company Series 2004C

Underwriters     	                Principal Amount
Citigroup Global Markets, Inc.		  $34,950,000
J.P. Morgan Securities Inc.		   34,950,000
Lehman Brothers Inc.			   34,950,000
Barclays Capital, Inc.               	    7,950,000
Credit Suisse First Boston Corp.            7,950,000
Mellon Financial Markets, LLC		    7,950,000
Wedbush Morgan Securities Inc.		    7,950,000
Wells Fargo Brokerage Services, LLC	    7,950,000
Banc One Capital Markets, Inc.		    1,800,000
Deutsche Bank Securities, Inc.		    1,800,000
Scotia Capital (USA) Inc.		    1,800,000

Total				          $150,000,000


=======

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/21/04	Halliburton Company

Principal Amount	       Price		Amount
$700,000     		$100.00		$700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.14%	          1.04%

Broker
Salomon Brothers, Inc. New York

Underwriters of Halliburton Company

Underwriters*     	                  Principal Amount
					----------------
Total                                        $500,000,000

*Principal amount of underwriters were not available at time of filing.

========

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04	General Motors Acceptance Corp.

Par Amount       Price         Amount
600,000	 	 $100.00        $600,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.10       N/A 	 0.04%	           0.56%

Broker
Salomon Brothers, Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters*                                Principal Amount*

Total					     $1,500,000,000

*Principal amount of underwriters were not available at time of filing.